UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

WESCO INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! WESCO INTERNATIONAL, INC. 2026 Annual Meeting Vote by May 27, 2026 11:59 PM EDT. For shares held in a Plan, vote by May 25, 2026 11:59 PM EDT. WESCO INTERNATIONAL, INC. 225 WEST STATION SQ. DR. SUITE 700 PITTSBURGH, PA 15219 ATTN: CORPORATE SECRETARY V91459-P46754 You invested in WESCO INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #

Vote Virtually at the Meeting* May 28, 2026 2:00 PM, EDT Virtually at: www.virtualshareholdermeeting.com/WCC2026 *Please check the meeting materials for any special requirements for meeting attendance. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Elect ten Directors for a one-year term expiring in 2027. For Nominees: 01) John J. Engel 02) Glynis A. Bryan 03) Michael L. Carter 04) Anne M. Cooney 05) Matthew J. Espe 06) Sundaram Nagarajan 07) James L. Singleton 08) Easwaran Sundaram 09) Laura K. Thompson 10) David C. Wajsgras 2. Approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026. For NOTE: Transact any other business properly brought before the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V91460-P46754